PROXY STATEMENT PURSUANT TO SECTION 14(a)
                         OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                FRANKLIN FINANCIAL SERVICES CORPORATION

          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
              (Name of Person(s) Filing Proxy Statement
                     if other than the Registrant)


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       6(i)(4) and 0-11.

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              applies:

_________________________________________________________________

       2) Aggregate number of securities to which transaction applies:

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              computed pursuant to Exchange Act Rule 0-11 (Set forth
              the amount on which the filing fee is calculated and state how it was determined):

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the offsetting fee was paid previously.  Identify the previous
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
                         FRANKLIN FINANCIAL SERVICES CORPORATION

                                  20 South Main Street
                                       P. O. Box T
                              Chambersburg, PA  17201-0819
                                      (717)264-6116

                        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD APRIL 28, 1998

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

       Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 28, 1998, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

       1. ELECTION OF DIRECTORS. To elect the four nominees listed in the accompanying Proxy Statement for the term specified.

       2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

       Only those shareholders of record at the close of business on March 13, 1998, shall be entitled to notice of and to vote at the Annual Meeting.

       It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend, you may withdraw your Proxy and vote your shares in person.

       A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         APRIL E. ROSENBAUM
                                         Secretary

Enclosures
March 31, 1998

                                     PROXY STATEMENT

                          Dated and to be Mailed March 31, 1998

                         FRANKLIN FINANCIAL SERVICES CORPORATION

                                  20 South Main Street
                                       P. O. Box T
                               Chambersburg, PA 17201-0819

                             ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON APRIL 28, 1998

                                    TABLE OF CONTENTS

GENERAL INFORMATION...........................................  1
       Date, Time, and Place of Meeting.........................  1
       Shareholders Entitled to Vote............................  1
       Purpose of Meeting.......................................  1
       Solicitation of Proxies..................................  1
       Revocability and Voting of Proxies.......................  1
       Voting of Shares and Principal Holders Thereof...........  2
       Shareholder Proposals....................................  3
       Recommendations of the Board of Directors................  3

INFORMATION CONCERNING THE ELECTION OF DIRECTORS..............  3
       General Information......................................  3
       Information about Nominees and Continuing Directors......  4
       Meetings and Committees of the Board of Directors........  6
       Compensation of Directors................................  7
       Executive Officers.......................................  7
       Executive Compensation and Related Matters...............  8


Transactions with Directors and Executive Officers............ 13
       Compliance with Section 16(a) of the Exchange Act........ 13

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.............. 13

ADDITIONAL INFORMATION........................................ 14

OTHER MATTERS................................................. 14

                                   GENERAL INFORMATION

Date, Time, and Place of Meeting

       The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 28, 1998, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

       Shareholders of record at the close of business on March 13, 1998, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

       Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of four directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting.

       The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

       Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly-owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

       The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

       Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

       At the close of business on February 6, 1998, Franklin Financial had issued and outstanding 2,796,082 shares of common stock; there is no other class of stock outstanding. As of such date, 172,379 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 6.17% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this Proxy Statement.

       A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes that all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election.

       To the knowledge of Franklin Financial, no person owned of record or beneficially on February 6, 1998 more than five percent
(5%) of the outstanding common stock of Franklin Financial, except as set forth in the table which follows.

                                                                                Amount and Nature
                                                                                of Beneficial
                              Name and Address of                               Ownership as of
Title of Class                Beneficial Owner                                      2/6/98                   Percent of Class
Common Stock,                 Farmers and Merchants Trust Company                172,379 shares(1)                   6.17%
$1.00 par value               of Chambersburg
per share                     Trust Department
                              20 South Main Street
                              Chambersburg, PA 17201-0819

                                        Footnote

       1. Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole fiduciary.


Shareholder Proposals

       Shareholder proposals intended to be presented at the 1999 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial at 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819, no later than December 3, 1998, in order to be included in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 1999 Annual Meeting.

Recommendations of the Board of Directors

       The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy
Statement.


                    INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

       The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

       A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

       The Board of Directors has determined that the Board shall consist of 12 directors. There are four directors whose terms of office will expire at the 1998 Annual Meeting and eight continuing directors whose terms of office will expire at the 1999 or 2000 Annual Meeting. Charles R. Diller, who served as a director of F&M Trust since 1972 and of Franklin Financial since its organization in 1983, retired in December of last year.
John M. Hull, III, who has also served as a director of F&M Trust since 1972 and of Franklin Financial since 1983, will retire at the conclusion of this year's Annual Meeting. The Board of Directors proposes to nominate the following four persons for election to the Board of Directors for the term specified below:

                                         CLASS B
                                      For a Term of
                                       Three Years

       Charles S. Bender, II                           Jeryl C. Miller
       Omer L. Eshleman                                Stephen E. Patterson

       In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

       Section 3.5 of Article III of the Bylaws of Franklin Financial requires that nominations, other than those made by or on behalf of the existing management of Franklin Financial, must be made in writing and must be delivered or mailed to the Secretary of Franklin Financial no later than the 30th business day prior to the date of the Annual Meeting. The chairman of the meeting must determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

       Information concerning the four persons to be nominated for election to the Board of Directors of Franklin Financial at the 1998 Annual Meeting and concerning the eight continuing directors and the executive officers of Franklin Financial named in the Summary Compensation Table appearing elsewhere in this Proxy Statement is set forth in the table which follows.

                                                                                                       Shares of Stock of Franklin
                                      Business Experience, Including Principal                         Financial Beneficially
                                      Occupation for the                                               Owned and Percentage of
                                      Past 5 Years, and                                  Director      Total Outstanding Stock
Name and Age                          Other Directorships(1)                             Since(2)      as of 2/6/98(3)

CLASS A - Continuing
Directors
(Term expires 1999)

G. Warren Elliott           (43)      Franklin County Commissioner; Regional               1994             889              *
                                      Representative, General Code Publishers
                                      (legal publisher)

Dennis W. Good, Jr.         (62)      Partner, McGuire, Woods, Battle & Boothe, LLP        1988          37,001           1.32%
                                      (law firm)

William E. Snell, Jr.       (49)      President and Chief Executive Officer, Franklin      1995          20,036              *
                                      Financial and F&M Trust; formerly President and
                                      Chief Executive Officer, Commonwealth Bank, and
                                      President and Chief Operating Officer,
                                      Commonwealth Bancshares Corporation (1990-
                                      1995)

Martha B. Walker            (51)      Partner, Walker, Van Horn & MacBride, a Division     1979         12,159              *
                                      of Barley, Snyder, Senft & Cohen, LLC (law firm)

Robert G. Zullinger         (65)      Vice Chairman, Franklin Financial and F&M Trust;     1981         37,806           1.35%
                                      formerly President and Chief Executive Officer,
                                      Franklin Financial and F&M Trust (1981-1996)

CLASS B - Nominees

Charles S. Bender, II       (53)      Executive Vice President, Franklin Financial and     1981        60,534           2.17%
                                      F&M Trust

Omer L. Eshleman            (64)      Retired -- formerly President and Chief Executive    1992        18,553              *
                                      Officer, Mont Alto State Bank

Jeryl C. Miller             (57)      Vice President and Secretary, Charles W. Karper,     1983        15,999              *
                                      Inc. (trucking industry)

Stephen E. Patterson        (53)      Shareholder, Patterson, Kiersz & Ganley,             1998           800              *
                                      P.C. (law firm)

CLASS C - Continuing Directors
(Term expires 2000)

Jay L. Benedict, Jr.        (68)      Attorney -- formerly partner, Benedict & Gabler      1969        18,217
                                      (law firm); Chairman of the Board of Franklin
                                      Financial and F&M Trust

H. Huber McCleary           (59)      President, McCleary Oil Co. (service station         1990        31,922         1.14%
                                      operator and fuel oil distributor)

Charles M. Sioberg          (57)      Vice President, Martin & Martin, Inc. (engineers)    1982         5,292            *

All directors and
executive officers as
a group (15 persons)                                                                                  319,622(4)     11.43%

                                        FOOTNOTES

* The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

       1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

       2. Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin Financial.

       3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1) which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

       4. Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 47,041 shares is shared with spouses, children or other family members. The shares shown above include a total of 82,169 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 48,273 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and a total of 619 shares issuable under the Employee Stock Purchase Plan.

Meetings and Committees of the Board of Directors

       The Board of Directors of Franklin Financial has a standing Audit Committee and a standing Incentive Compensation Committee, but does not have a standing Nominating Committee.

       Members of the Audit Committee during 1997 were Jeryl C. Miller, Chairman, and Messrs. Eshleman, Good, Hull, Sioberg and Zullinger. Mr. Benedict is an ex-officio member of the Audit Committee. The Audit Committee met four times during the past year. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial.

       Members of the Incentive Compensation Committee during 1997 were Jay L. Benedict, Chairman, and Messrs. Diller, Elliott, Good and Miller. The Incentive Compensation Committee met two times during the past year. The Incentive Compensation Committee currently administers the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and, in conjunction with the Personnel Committee of the Board of Directors of F&M Trust, oversees the administration of Franklin Financial's compensation policies and employee benefits plans.

       The Board of Directors of Franklin Financial met seven times during 1997. All incumbent directors attended at least 75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

       Directors of Franklin Financial who are not salaried officers of Franklin Financial or one of its subsidiaries are paid an annual retainer of $3,600 and receive a fee of $150 for each committee meeting attended.

Executive Officers

       The following persons are the executive officers of Franklin
Financial:


Name                       Age           Office Held
William E. Snell, Jr.      49            President and Chief Executive Officer of Franklin Financial
                                         and F&M Trust since 1996; President of Franklin Financial
                                         and F&M Trust since 1995

Charles S. Bender, II      53            Executive Vice President of Franklin Financial since 1983
                                         and of F&M Trust since 1981

Frank S. Elliott           56            Senior Vice President of Franklin Financial and F&M Trust
                                         since 1988

Elaine G. Meyers           50            Treasurer and Chief Financial Officer of Franklin Financial
                                         and Senior Vice President/Finance of F&M Trust since 1988

Kenneth D. Sauders         53            Investment and Asset/Liability Manager of Franklin
                                         Financial since 1997 and Senior Vice President of F&M Trust since 1995

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 1997 salary and bonus compensation exceeded $100,000.

                                         SUMMARY COMPENSATION TABLE


                                                                               Long Term Compensation

                          Annual Compensation                                      Awards              Payouts

     (a)                 (b)       (c)        (d)          (e)           (f)             (g)           (h)            (i)

                                                           Other                         Securities
                                                           Annual        Restricted      Underlying                   All Other
                                                           Compen-       Stock           Options/      LTIP           Compen-
Name and Principal                 Salary      Bonus       sation        Awards(1)       SARs          Payouts(2)     sation(3)
Position                 Year       ($)         ($)          ($)           ($)            (#)             ($)            ($)
William E. Snell, Jr.,   1997      $160,000    None        None          None            None          None           $5,198
President and Chief
Executive Officer(4)     1996      $154,615    None        None          None            None          None           $3,283

                         1995      $ 96,923    $20,000     None          None            None          None           None


Charles S. Bender, II    1997      $114,450    None        None          None            None          None           $4,258
Executive Vice President
                         1996      $114,450    None       $16,366        None            None          None           $4,648

                         1995      $109,200    None       $ 8,992        None            None          $7,702         $4,202

                                        Footnotes

1. No restricted stock awards were granted in 1997. Messrs. Snell and Bender held 10,987 and 15,714 shares, respectively, of previously issued restricted stock with an aggregate value of $390,039 and $557,847, respectively, as of February 6, 1998. Dividends are paid on those shares if and to the extent paid on Franklin Financial common stock generally.

2. Consists of the dollar value of shares of previously issued restricted stock and restricted cash awards which vested during the year indicated. No such shares or cash awards vested in 1997.

3.     Consists exclusively of matching contribution to
       Section 401(k) Profit Sharing Plan.

4.     Mr. Snell was employed by Franklin Financial on April 17,
       1995 and became Chief Executive Officer on March 8, 1996.

Defined Benefit Pension Plan


The defined benefit pension plan maintained by F&M Trust (the "Plan") was amended on November 14, 1997, effective January 1, 1998, to reduce future benefit accruals under the Plan's benefit formula. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):


                                             PENSION PLAN TABLE



                                               YEARS OF SERVICE
Covered Remuneration  5            10            15            20           25           30             35
$50,000             3,750        7,500         11,250        15,000       18,750       22,500         26,250
$75,000             5,625        11,250        16,875        22,500       28,125       33,750         39,375
$100,000            7,500        15,000        22,500        30,000       37,500       45,000         52,500
$125,000            9,375        18,750        28,125        37,500       46,875       56,250         65,625
$150,000            11,250       22,500        33,750        45,000       56,250       67,500         78,750
$160,000 and Over   12,000       24,000        36,000        48,000       60,000       72,000         84,000

A participant's remuneration covered by the Plan is the average of the highest five consecutive year's compensation (salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. Current compensation covered by the plan for the year ended December 31, 1997 for Messrs. Snell and Bender was $153,750 and $117,125, respectively. As of December 31, 1997, Messrs. Snell and Bender were credited with 2.67 and 22.92 years of service, respectively, for benefit accrual purposes under the Plan.

The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to December 31, 1997, plus

(ii) 0.90 percent (0.90%) of the such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

(iii) 0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35 year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under
Section 415 of the Internal Revenue Code of 1986, as amended.

Compensation Committee Report on Executive Compensation

       The Incentive Compensation Committee of the Board of
Directors of Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consists of five independent directors.

                             Executive Compensation Policies

       Executive compensation consists of two components: base salary and long-term incentives. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

       The policy is to provide executives of Franklin Financial with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

       Competitive compensation practices are determined from time to time, as follows. The Committee uses data from compensation surveys of the banking industry to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Media General Mid-Atlantic Bank Index appearing in the stock performance graph set forth elsewhere in this proxy statement because the companies represented in the Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's understanding of competitive salary increases is used in estimating competitive pay levels.

       The Committee uses a long-term incentive program to link total pay to the performance of Franklin Financial. This program provides participants the opportunity to earn a combination of cash and stock awards contingent upon the achievement of long-term corporate earnings objectives. The goals of this program are to align an executive's financial interests with those of shareholders by linking total pay to the achievement of long-term corporate earnings objectives and to encourage a performance focus that is longer-term in nature. The Committee attempts in this connection to provide long-term incentive opportunities that are fair in light of competitive compensation practices.

                  Relationship of Performance to Executive Compensation

       The Committee administers a long-term incentive plan for members of senior management, which includes Messrs. Snell and Bender. Other senior officers also participate in this plan. Under the plan, participants receive awards of restricted stock and cash, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain five year annual net income performance goals established at the time of grant of the award. To the extent not previously vested, the restricted stock portion of the award will vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

       Achievement of any one year's earnings objective results in the vesting of a portion of the restricted stock award and a distribution of a portion of the cash award. Failure to meet the earnings objective in a given year results in the permanent forfeiture of that year's portion of the cash award.
Furthermore, failure to meet the annual earnings objective means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

       In 1997, Franklin Financial had net income of approximately $4.363 million. This resulted in basic earnings per share of $1.59, return on assets of 1.26%, and return on equity of 12.03%. This level of earnings did not meet the annual earnings objective for 1997 established under the plan. Accordingly, no cash awards were distributed and no accelerated vesting of restricted shares occurred.

                    1997 Compensation of the Chief Executive Officer

       The Committee at its December 1996 meeting discussed its compensation policy as summarized above and competitive pay practices, balanced with Franklin Financial's strategic initiative to control overhead expenses. After considering several alternatives, the Committee determined that the base salary of each member of the Senior Management Group would remain unchanged for 1997. Therefore, Mr. Snell's base salary remained at $160,000 throughout 1997.

                  Compliance with Internal Revenue Code Section 162(m)

       Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

       The foregoing report is furnished by Jay L. Benedict, Chairman of the Incentive Compensation Committee, and Messrs. Diller, Elliott, Good and Miller, who served as members of the Incentive Compensation Committee during 1997.

                                    Performance Graph

       The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

       The following graph compares the cumulative total return to shareholders of Franklin Financial with the Media General Market Weighted NASDAQ Index (a broad market index prepared by Media General Financial Services) and with the Mid-Atlantic Bank Index (an industry index prepared by Media General Financial Services) for the five year period ended December 31, 1997, in each case assuming an initial investment of $100 on December 31, 1992 and the reinvestment of all dividends.

                           December 31   December 31  December 31   December 31  December 31   December 31
                               1992          1993        1994           1995         1996          1997
Franklin Financial         $100          $153.01      $171.59       $208.39      $254.33       $407.70
NASDAQ Index               $100          $124.23      $117.94       $179.10      $253.66       $375.28
Mid-Atlantic Bank Index    $100          $119.95      $125.94       $163.35      $202.99       $248.30

Transactions with Directors and Executive Officers

       Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 1997. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

       Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, was president of Walker, Van Horn & MacBride, P.C. ("WVH&M"), which provided legal services to F&M Trust in 1997. WVH&M has since merged with Barley, Snyder, Senft & Cohen ("BSS&C"), where Ms. Walker is now a partner.
BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 1997, all filing requirements applicable to its directors and officers were complied with.


                    RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

       For the year ended December 31, 1997, Franklin Financial engaged Arthur Andersen LLP, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Arthur Andersen LLP will be similarly engaged for the year 1998. Representatives of Arthur Andersen LLP are expected to be present at the 1998 Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


                                 ADDITIONAL INFORMATION

       A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819.


                                      OTHER MATTERS

       The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 1998 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         April E. Rosenbaum
                                         Secretary

Chambersburg, Pennsylvania
March 31, 1998

                                        APPENDIX

                                         PROXY

                         FRANKLIN FINANCIAL SERVICES CORPORATION
                ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints April E. Rosenbaum and Ruth Ann Lesher, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 13, 1998, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 28, 1998, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS


       [ ] FOR all nominees listed below (except as marked to the contrary below)

              Charles S. Bender, II                    Omer L. Eshleman

       [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

              Jeryl C. Miller                          Stephen E. Patterson

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.



                               (continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

                                         Dated:____________________,1998

                                         ___________________________________
                                                       Signature

                                         ___________________________________
                                                       Signature

                                         IMPORTANT: Please sign exactly as
                                         your name or names appear hereon.
                                         Joint owners should each sign.  If
                                         you sign as agent or in any other
                                         representative capacity, please
                                         state the capacity in which you
                                         sign.